Exhibit 4.1

COMMON STOCK	COMMON STOCK
Certificate Number ZQ 000223	Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**

IMAGE ENTERTAINMENT, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP 452439 20 1 SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES NO PAR VALUE COMMON STOCK, OF

IMAGE ENTERTAINMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by holder’s duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

In Witness Whereof, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED <<Month Day Year>>

COUNTERSIGNED AND REGISTERED
/s/ Martin W. Greenwald	COMPUTERSHARE TRUST CO., INC.
President & CEO	(DENVER)
TRANSFER AGENT AND REGISTRAR

/s/ Dennis Hohn Cho	By
Corporate Secretary	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

TRANSFER FEE: $25.00 PER CERTIFICATE ISSUED

IMAGE ENTERTAINMENT, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
		(Cust)		(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT		Custodian (until age )
	and not as tenants in common		(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

Signature(s) Guaranteed:

BY:		Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

			Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.